UNIT PURCHASE AGREEMENT

     UNIT PURCHASE AGREEMENT made as of April 27, 2001 by and between THERMOGENESIS CORP., a Delaware corporation ("Seller") and the undersigned investor ("Buyer").

     WHEREAS, Seller is offering (the "Offering") up to 78 units, each unit consisting of Fifty Thousand (50,000) shares of the Company's Common Stock, $0.001 par value and a warrant representing the right to acquire an additional Ten Thousand (10,000) shares of the Company's Common Stock, $0.001 par value, at an exercise price of $2.88 per share (each a "Unit"), at a purchase price equal to $90,000 (the "Purchase Price") per Unit, to Buyer and other investors in accordance with the terms and subject to the conditions of this Agreement;

     WHEREAS, subject to the terms and conditions set forth in this Agreement, Buyer desires to subscribe for and purchase, and Seller desires to issue and sell to Buyer a certain number of Units;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1  PURCHASE AND SALE OF SECURITIES.

     1.1 Purchase and Sale of Securities. In reliance upon the representations and warranties made herein and subject to the terms and conditions hereof, Buyer intending to be legally bound hereby agrees to purchase from Seller and Seller agrees to issue and sell to Buyer on the Closing Date the number of Units set forth beneath Buyer's name on the signature page, at the Purchase Price per Unit.

     Seller proposes to enter into this same form of purchase agreement with certain other investors (the "Other Buyers") and expects to complete sales of the Units to them. The Buyer and the Other Buyers are hereinafter sometimes referred to as the "Buyers." and this Agreement and the agreements executed by the Other Buyers are hereinafter sometimes referred to as the "Agreements." The Units, including the shares of Common Stock issued as part of each Unit and the shares of Common Stock issuable upon exercise of warrants issued as part of each Unit, are hereinafter sometimes referred to as the "Securities."

     1.2 Purchase Price and Payment for the Securities. Simultaneously with the execution and delivery of this Agreement, the Buyer is delivering to THERMOGENESIS CORP. payment in an amount equal to the number of Units purchased hereunder times the Purchase Price (the "Aggregate Purchase Price"). Payment of the Aggregate Purchase Price to the Company hereunder is being made by delivery of a certified or bank cashier's check drawn payable to the order of the Company

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or by wire transfer of the Aggregate  Purchase  Price to the Company or by other means satisfactory to the Company. Buyer understands and agrees that Seller, in its sole discretion, reserves the right to accept or reject any subscription for the purchase of the Units, in whole or in part, and to withdraw its offer to sell the Units at any time prior to its acceptance of such subscription to purchase. A subscription shall be deemed accepted by the Seller when Seller executes and delivers to the undersigned a counterpart of this Agreement.

     1.3 Time and Place Closing. The Securities will be sold in one or more closings at such place, date and time as may be fixed by the Company (each such date referred to herein as the "Closing Date"). The initial Closing Date shall be at the offices of the Company, 3146 Gold Camp Drive, Rancho Cordova, CA 95670, or at such other place, date or time as may be fixed by mutual agreement by Buyer and Seller; provided, however, that the final Closing shall be no later than April 27, 2001, unless extended by the Company to May 1, 2001. The initial closing, if any, shall be conditioned upon the sale of at least 72 Units. For purposes of the minimum, cancellation of debt participating in the offering shall be counted towards the number of Units.

     1.4 Delivery of Shares of Common Stock on the Closing Date. On each Closing date, Seller shall deliver, (i) against payment therefor, certificates representing the shares of Common Stock and the warrant comprising the Units purchased by Buyer, and (ii) all other documents required to be delivered on the Closing Date pursuant to this Agreement. The Shares and Warrants have been duly authorized and issued to the Buyer and, on the Closing Date, will conform as to legal matters to the description thereof contained in the Memorandum. Except for the holders of the Company's Series A preferred stock, the stockholders of the Company or holders of the Company's other securities have no preemptive or similar rights with respect to the Securities. The certificates evidencing the Shares and Warrant as delivered to the Buyer will be in due and proper legal form.

SECTION 2  REPRESENTATIONS AND WARRANTIES OF SELLER.

     Seller represents and warrants to Buyer as follows:

     2.1 Corporate Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where its failure so to qualify to be licensed would not have a material adverse effect on Seller.

     2.2 Capitalization. The authorized capital stock of Seller consists of 50,000,000 shares of Common Stock, and 2,000,000 shares of preferred stock, both par value $0.001. The issued and outstanding shares of the Seller's capital stock is accurately reflected in its annual report on Form 10-K for the year ended June 30, 2000, as of that date. The attached Schedule 2.2 accurately reflects the shares of the Seller's capital stock issued since that date, the

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shares of capital stock options,  warrants and convertible privileges which have been  reacquired  by the  Company  since that date,  and the number of shares of capital stock, options, warrants and convertible privileges (broken down by class) outstanding as of the Closing Date. Except as described in the attached
Schedule 2.2 and in Seller's annual report on Form 10-K for the year ended June 30, 2000, there are no outstanding contracts, agreements, calls, options, warrants, rights, subscriptions, obligations or other commitments of Seller, directly or indirectly, relating to or calling for the authorization, issuance, transfer, sale or other disposition of any share of the capital stock or other
voting   interests  of  Seller  or  securities   convertible,   exercisable   or
exchangeable into or for any of the foregoing. Seller does not own or control any stock, equity, voting ownership or other interest in any corporation, partnership, joint venture or other business association or entity.

     2.3 Authorization: Validity. Seller has full corporate power and authority to enter into the Agreements and to carry out its obligations thereunder. When issued in accordance with the Agreements, the shares of Common Stock will be validly issued, fully paid and nonassessable. The execution and delivery of the Agreements and the consummation of the transactions contemplated thereby have been duly authorized by the Board of Directors of Seller, which authorization remains in full force and effect and has not been modified or amended by any subsequent action of such Board of Directors, and no other corporate actions or proceedings on the part of Seller are necessary to authorize the Agreements or the transactions contemplated thereby. The Agreements constitute the valid and binding obligations of Seller enforceable in accordance with their terms.

     2.4 No Violation. Except for any required filings under applicable Federal and state securities laws, which Seller undertakes to make, the execution, delivery and performance by Seller of the Agreements and the consummation by it of the transactions contemplated thereby, including, without limitation, the issuance, sale and delivery of the shares of Common Stock, do not require the consent, waiver, approval, license or authorization of or filing of any notice or report with any person, entity or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of Seller's Certificate of Incorporation or By-laws or any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, law, ordinance or regulation to which any property of Seller is subject or by which Seller is bound or result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or give to any other person any interest or right in or with respect to, any of the properties, assets, business, agreements or contracts of Seller.

     2.5 Compliance With Law. To the best of its knowledge, Seller is in compliance with the governmental laws, ordinances, codes, orders, rules, regulations and requirements applicable to its business and conditions of employment, except where noncompliance could not reasonably be expected to have a material adverse effect on the business, assets, properties or financial condition of Seller. Seller has obtained all permits, licenses, variances, exemptions, orders, contracts and approvals from Federal, state, local and foreign governmental and regulatory bodies which are material, singularly or in the aggregate, to the operation of its business (collectively, the "Permits" and each individually, a "Permit"). Seller is in compliance with the material terms of each Permit and with all requirements, standards and procedures of the

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federal, state, local and foreign governmental or regulatory bodies which issued the Permits or any of them and there does not exist under any of the Permits any default or event of default or event which with notice or lapse of time or both would constitute an event of default by Seller.

     2.6 Memorandum and SEC Filings. Seller previously has delivered to Buyer a copy of its Private Placement Memorandum dated April 9, 2001 (the "Memorandum"). The Memorandum contains information concerning the Offering and a copy of Seller's Annual Report on Form 10-K for its fiscal year ended June 30, 2000, and Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2000 and December 31, 2000 (the "SEC Report") filed by Seller with the Securities and Exchange Commission (the "SEC"). Since January 1, 1997, Seller has made all filings required to be made by it under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the securities laws of any state, and any rules and regulations promulgated thereunder. The audited and unaudited consolidated financial statements of Seller included in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto) and fairly present the financial position of Seller as at the dates thereof and the results of its operations and changes in cash flows for the periods then ended. The information contained in the Memorandum and the SEC Reports is or was accurate and complete as of the date given. No stop order preventing the use of the Memorandum, or any other amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued by the SEC. The SEC Reports, at the time they were or are hereafter filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act of 1934. Neither the Agreements, the Memorandum nor the SEC Reports, taken as a whole, contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     2.7 As of the Closing Date Intellectual Property. As described in the Company's Form 10-K for the fiscal year 2000, the Company owns or possesses, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("Intellectual Property") currently employed or utilized by it in connection with the business now operated and proposed to be operated by it and the following products or proposed products of the Company: The CryoSeal System and the BioArchive System. The Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property. The description of the Intellectual Property in the Company's Form 10-K for the fiscal year 2000 does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2.8 NASDAQ Compliance. Seller has taken all necessary actions to ensure its continued inclusion in, and the continued eligibility of the Common Stock for trading on, The Nasdaq Stock Market ("NASDAQ") under all currently effective and

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currently proposed inclusion requirements.

     2.9 Absence of Certain Changes or Events. Except as disclosed in the SEC Reports and on Schedule 2.2 hereto, since June 30, 2000, Seller has not:


     (a) incurred any obligation or liability, whether fixed or contingent (including, without limitation, any liability as a guarantor or otherwise with respect to the liabilities of others), except those incurred in the ordinary course of business, none of which is materially adverse, and except in connection with the Agreements and the transactions contemplated thereby;

     (b) discharged or satisfied any lien or encumbrance or paid any obligation or liability (fixed or contingent), other than in the ordinary course of business;

     (c) mortgaged, pledged or subjected to lien, charge, security interest or to any other encumbrance any of its assets or properties, other than in the ordinary course of business;

     (d) transferred, leased or otherwise disposed of any of its assets or properties except for a fair consideration in the ordinary course of business or acquired any assets or properties, other than in the ordinary course of business;

     (e) canceled or compromised any debt or claim, other than in the ordinary course of business;

     (f) waived or released any rights of material value, other than in the ordinary course of business;

     (g) suffered any casualty loss or damage (whether or not such loss or damage shall have been covered by insurance) which materially and adversely affects the ability of Seller to conduct its business as it is presently conducted;

     (h) declared any dividend or made any payment or distribution in respect of its Common Stock;

     (i) been the subject of any regulatory action, citation or comparable action or entered into any consent order with government agencies with regard to its operations or products;

     (j) implemented any material change in accounting principles, practices or methods; or

     (k) experienced a material adverse change in its financial condition or results of operation.

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     2.10 Private Offering.  Subject to the accuracy of the  representations  of
Buyer in Section 3 hereof and the similar representations of the Other Buyers in the Agreements, the offer, sale and issuance of the Units, which are comprised of shares of Common Stock and Warrant to purchase shares of Common Stock, constitute transactions exempt from the registration requirements of Section 5 of the 1933 Act and neither Seller nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemption.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer understands that the issuance and sale of the Units, which are comprised of shares of Common Stock and Warrant to purchase shares of Common Stock, have not been registered under the 1933 Act, on the grounds that the issuance and sale of such securities to the Buyer is exempt pursuant to Section 4(2) of the 1933 Act and/or Regulation D promulgated under the 1933 Act, and that the reliance of Seller on such exemptions is predicated in part on the Buyer's representations, warranties, covenants and acknowledgments set forth in this Section 3.

     3.1 Authorization. If Buyer is a corporation, it represents and warrants to Seller that it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; that it was not organized for the specific purpose of purchasing the Units to be purchased by it hereunder; that it has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; all corporate actions or proceedings on the part of such Buyer as are necessary to authorize this Agreement or the transactions contemplated hereby; and that the transactions contemplated hereby have been taken. Buyer represents and warrants to the Seller that this Agreement constitutes the valid and binding obligation of such Buyer, enforceable in accordance with its respective terms except to the extent that enforceability may be limited by equity, bankruptcy, insolvency and other laws of general application affecting the rights and remedies of creditors.

     3.2 Purchase Without View to Distribute. Buyer represents and warrants to Seller that the Units, which are comprised of shares of Common Stock and Warrant to purchase shares of Common Stock, being purchased by it are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution within the meaning of the 1933 Act and the rules and regulations thereunder.

     3.3 Restrictions on Transfer.

     (a) Buyer (i) acknowledges that the Securities are not registered under the 1933 Act and that the Securities must be held indefinitely by it unless they are subsequently registered under the 1933 Act or an exemption from registration is available, (ii) is aware that any routine sales of the Securities under Rule 144 of the SEC under the 1933 Act may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, (iii) is aware that Rule 144 is not presently

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available for use by Buyer for resale of any such  Securities and that there can be no assurance that Rule 144 will be available at any time in the future, (iv) is aware that, except as provided in Section 5 hereof, Seller is not obligated to register under the 1933 Act any sale, transfer or other disposition of the Securities, (v) is aware that Seller shall not be required to register the transfer of the Securities on the books of Seller unless Seller shall have been provided with an opinion of counsel satisfactory to it prior to such transfer to the effect that registration under the 1933 Act or any applicable state securities law has been effected or is not required in connection with the transaction resulting in such transfer, and (vi) is aware that the Securities, and each certificate representing the Securities and any shares of Common Stock or other securities issued in respect of such Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by paragraph (b) of this Section 3.4) be stamped or otherwise imprinted with the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS AND THAT SUCH REGISTRATION HAS BEEN EFFECTED."

     (b) The restrictions on the transferability of the Securities shall cease and terminate when such Securities shall have been registered under the 1933 Act and are proposed to be sold or otherwise disposed of in accordance with an intended method of disposition by the Seller or Sellers thereof set forth in the registration statement covering such Securities required by Section 5.2 or any other applicable registration statement, or when such Securities are transferable in accordance with the provisions of Rule 144(k) promulgated under the 1933 Act. Whenever the restrictions on transfer shall terminate as hereinabove provided with respect to any of the Securities, the holder of any such Securities bearing the legend set forth in paragraph (a) of this Section
3.3 as to which such conditions shall have terminated shall be entitled to receive from Seller, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, new stock certificates not bearing such legend.

     3.4 Access to Information. Each Buyer acknowledges that it has been provided with a copy of the Memorandum (including the SEC Reports) and has carefully reviewed the same. Buyer further acknowledges that Seller has made available to it the opportunity to ask questions of and receive answers from Seller's officers and directors concerning the terms and conditions of the Offering and the business and financial condition of the Seller, and to acquire, and each Buyer has received to its satisfaction, such information about the business and financial condition of Seller and the terms and conditions of the offering as it has requested.

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     3.5 Additional Representations of Buyer. Buyer represents that (i) it is an
"accredited investor" as such term is defined in Rule 501 promulgated under the 1933 Act, (ii) its financial situation is such that it can afford to bear the economic risk of holding the Securities for an indefinite period of time and suffer complete loss of its investment in the Securities, (iii) it has the funds necessary to purchase the Units immediately available to it and (iv) its knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of the Units as contemplated by this Agreement.

SECTION 4. COVENANTS OF SELLER.

     4.1 Consummation of Agreements. Seller shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under the Agreements, to the end that the transactions contemplated by the Agreements shall be carried out. To this end, Seller will obtain all necessary authorizations or approvals of its Board of Directors to the execution and performance of the Agreements, which shall include as integral parts thereof the issuance to Buyer of the Securities upon the terms and conditions set forth in the Agreements.

     4.2 Compliance with Regulation D. Seller agrees to file a Form D with the SEC within fifteen days of the date of the Closing and to file, on a timely basis, any amendments or supplements to such Form D as may be required under Regulation D promulgated under the 1933 Act. Seller also agrees to comply with the filing requirements of state securities laws applicable to the sale of the Units hereunder.

     4.3 Good  Faith  Effort  to  Effect  Transfers.  Upon  registration  of the
Securities, or the termination under the provisions of Rule 144 of the restriction on transfer, the Seller agrees to issue or cause its corporate and securities counsel to issue all required consents or opinions that may be required to effect the transfer of the Securities and removal of any legend on such Securities upon transfer. Seller agrees that it shall use all reasonable efforts to cause such consents or opinions of counsel to be transmitted to the Seller's transfer agent within 24 hours of receipt of a request by Buyer, provided that all required certifications or representations required to effect such transfer have been provided with such request. The Seller will pay its own legal expenses to prepare such consents or opinions of counsel contemplated by this Section 4.3.

SECTION 5. REGISTRATION.

     5.1 Definitions. As used herein:

     (a) The  terms  "register,"  "registered"  and  "registration"  refers to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the declaration or ordering of the effectiveness of such registration statement.

     (b) For the purposes hereof, the term "Registrable Securities" means, with respect to the Units offered hereby, the shares of Common Stock purchased hereunder, the shares of Common Stock to be issued upon exercise of the

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Warrants,  and any stock to be issued in respect of, or part of, the Registrable
Securities as a result of a stock split, stock dividend, recapitalization or combination.

     (c) The terms "Holder" or "Holders" mean any person or persons to whom Registrable Securities were originally issued or qualifying transferees under
Section 5.6 hereof who hold Registrable Securities.

     5.2 Filing of Registration Statement. Within 45 days after the Closing Date, the Seller will prepare and file a Registration Statement on Form S-3 (the "Registration Statement") with the SEC in order to register the sale of the Registrable Securities by Buyers from time to time through underwriters, agents or otherwise, in negotiated or market transaction or through NASDAQ or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions. Seller will use its best efforts to obtain a declaration of effectiveness of such Registration Statement and take all actions incidental thereto (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be necessary to permit or facilitate the public sale and distribution of the Registrable Securities by the Holders. Notwithstanding the foregoing, to the extent available, Buyers may utilize Rule 144 for the resale of the Registrable Securities.

     5.3 Expenses. All expenses incurred currently or in the future in connection with any registration pursuant to this Section 5, including without limitation, all registration, filing and qualification fees (including those attributable to the Registrable Securities), printing expenses, fees and disbursements of counsel for Seller and fees and expenses of counsel for Seller incurred pursuant to Section 4.3 of this Agreement or Section 4.3 of the Warrant Certificate and expenses of any comfort letters or special audits of Seller's financial statements incidental to or required by such registration shall be borne by Seller (excluding underwriting discounts and selling commissions payable with respect to the sale of Registrable Securities).

     5.4   Registration   Procedures.   In  the   case  of  each   registration,
qualification or compliance effected by the Seller pursuant to this Section 5, Seller will, at its expense:

     (a) keep such registration statement effective and file any necessary post-effective amendments and use its best efforts to maintain the effectiveness thereof until the earlier of (i) such time as Seller reasonably determines, based upon an opinion of counsel, that the Holders will be eligible to sell all of the Registrable Securities then owned by the Holders without registration in the open market in compliance with the 1933 Act and without regard to volume restrictions or (ii) for a period of 36 months from the date of effectiveness of the Registration Statement.

     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such registration, qualification or compliance effective and comply with the provisions of the 1933

Act with respect to the disposition of all securities covered thereby during the applicable period;

     (c) update, correct, amend and supplement such registration, qualification or compliance as necessary;

     (d) furnish such number of preliminary and final prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

     (e) register or qualify such Registrable Securities for offer and sale under the Blue Sky or securities laws of such jurisdictions as any Holder may reasonably designate to enable it to consummate the disposition of the Registrable Securities in such jurisdiction, except that Seller shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any State;

     (f) timely file all reports required to be filed by it under the 1933 Act or the 1934 Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable each such Buyer to sell the Registrable Securities without registration under the 1933 Act pursuant to (i) Rule 144 adopted by the SEC under the 1933 Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC;

     (g) take all action necessary to render the Registrable Securities eligible for inclusion on NASDAQ for trading thereon; and

     (h)  upon  the  sale  of  any  Registrable   Securities  pursuant  to  such
Registration Statement remove all restrictive legends from all certificates or other instruments evidencing the Registrable Securities.

     5.5 Further Information. If Registrable Securities owned by a Holder are included in the Registration Statement, such Holder shall furnish to Seller such information regarding itself as Seller may reasonable request and as shall be required in connection with any registration, qualification or compliance referred to in this Section 5.

SECTION 6. INDEMNIFICATION.

     6.1 Indemnification of Buyer. Seller agrees to indemnify and hold harmless, to the extent permitted by law, Buyer, its directors and officers and each person who controls Buyer (within the meaning of the 1933 Act) against any and all losses, claims, damages, liabilities and expenses caused by (i) any breach of the representations, warranties, covenants and agreements of Seller contained in the Agreements; or (ii) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus filed pursuant to Section 5 hereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Seller by Buyer expressly for use in such registration statement or prospectus.

     6.2 Indemnification of Seller. Buyer agrees to furnish to Seller in writing such information and affidavits as Seller reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless, to the extent permitted by law, Seller, its directors and officers and each person who controls Seller (within the meaning of the 1933
Act) against any and all losses, claims, damages, liabilities and expenses caused by (i) any breach of the representations, warranties, covenants, and agreements of Buyer contained in this Agreement; or (ii) any untrue or alleged untrue statement of material fact or any omission of a material fact required to be stated in any registration statement, prospectus or preliminary prospectus filed pursuant to Section 5 hereof or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission is contained or omitted in any information or affidavit so furnished in writing by such Buyer, and in no event will Buyer be obligated to indemnify Seller, its directors, officers or any person who controls Seller in an amount in excess of the proceeds to be derived from the sale of Securities in the offering giving rise to a claim for indemnification.

     6.3 Contribution. If the indemnification provided for in this section 6 is judicially determined to be unavailable to an indemnified person in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such indemnified person hereunder, each party shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (and expense relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to Seller, on the one hand, and Buyer, on the other hand, or (ii) if the allocation provided by clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each, as well as any other relevant equitable considerations.

     6.4 Defense of Action. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is not assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     6.5 The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

SECTION 7.  CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS.

     7.1 Conditions. The obligations of Buyer to consummate the Agreements and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by Buyer:

     (a) Representations; Warranties; Covenants. Each of the representations and warranties of Seller contained in Section 2 hereof shall be true and correct in all material respects as though made at the time of and as of the Closing Date; Seller shall, at or before the Closing Date, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing Date, and Seller shall have delivered to Buyer a Certificate of its President or Vice President dated as of the Closing Date to the foregoing effect.

     (b) Opinion of Counsel. At each Closing, Seller's Counsel shall have issued to Buyer an opinion of counsel as to this transaction's compliance with or exemption from federal and applicable state securities laws and as to such other matters as are customarily included in opinions relating to transactions of this kind in form reasonably satisfactory to Buyer.

SECTION 8.  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS.

     8.1 Conditions. The obligations of Seller to consummate the Agreements and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by Seller:

     (a) Representations; Warranties; Covenants. Each of the representations and warranties of Buyer contained in Section 3 hereof shall be true and correct in all material respects as though made at the time of and as of the Closing; Buyer shall, at or before the Closing, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing. Unless Seller receives written notification to the contrary at the Closing, Seller shall be entitled to assume the preceding is accurate at the Closing.

SECTION 9.  MISCELLANEOUS.

     9.1 Law Governing. This Agreement shall be construed under and governed by the laws of the State of California applicable to contracts made and to be fully performed therein.

     9.2 Broker or Finder. Buyer represents and warrants that no broker or finder has acted for such party in connection with this Agreement or the transactions contemplated by this Agreement and that no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by Buyer.

     9.3 Notices. All notices, requests, demands or other communications hereunder shall be deemed to have been duly given if delivered or mailed by certified or registered mail if to Seller at 3146 Gold Camp Drive, Rancho Cordova, California 95670, Attn: Chief Executive Officer, and if to the Buyer at the address set forth on the signature page hereto, or to such other address of which either party may notify the other party.

     9.4 Survival of Representations, Warranties and Covenants. Notwithstanding any investigation made by any party to this Agreement, all representations, warranties, covenants and obligations made by Seller and Buyer herein shall survive the execution of this Agreement and the sale and delivery of the shares of Common Stock and warrants to purchase shares of Common Stock.

     9.5 Entire Agreement. This Agreement, including the exhibits and schedules referred to herein, is complete and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof, and all inducements to the making of this Agreement relied upon by either party hereto, have been expressed herein or in such exhibits and schedules.

     9.6 Assignment. This Agreement may not be assigned by either Buyer or Seller without the prior written consent of the other party. This Agreement shall be enforceable by and shall inure to the benefit of and be binding upon the parties hereto and their successors and no others.

     9.7 Fees and Expenses. Except as otherwise specifically provided herein, each of the parties will bear its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

     9.8 Publicity and Disclosure. Except as may be required by federal securities laws, no press release or public disclosure, either written or oral, of the transactions contemplated by this Agreement, shall be made by Buyer hereto without the prior approval of Seller.

     9.9 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     9.10 Amendments and Waivers. Except as otherwise provided herein, any provision in any of the Agreements may be amended or waived only if Seller shall obtain the written consent of the holders of a majority in interest of the Units purchased from Sellers pursuant to the Agreements.

                   [THIS SPACE WAS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.

THERMOGENESIS CORP.



By:     ____________________________
        Philip H. Coelho,
        Chief Executive Officer







                                            -----------------------------------
                                            PRINT NAME OF BUYER


                                            -----------------------------------
                                            SIGNATURE OF BUYER

                                            -----------------------------------


                                            -----------------------------------
                                            [Principal Address of Buyer]

                                            -----------------------------------
                                            [Tax Identification Number]


                                            Number of Units
                                            to be Purchased:
                                                                 --------------

                                            Price per Unit:      $
                                                                 --------------
                                            Aggregate Purchase
                                            Price:               $
                                                                  -------------